                                                                    EXHIBIT 10.2

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THE SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

No. W- __________                                            WARRANT TO PURCHASE
ISSUED:  November 8, 1999                                           COMMON STOCK
Void After November 8, 2002

                                 NEXTCARD, INC.

                                     WARRANT

        THIS IS TO CERTIFY that, for twenty two million five hundred thousand dollars ($22,500,000.00) and other value received and subject to these terms and conditions, Amazon.com, Inc., or such person to whom this Warrant is transferred (the "HOLDER"), is entitled to exercise this Warrant to purchase 4,400,000 fully paid and nonassessable shares of NextCard, Inc., a Delaware corporation (the "COMPANY"), $0.001 par value per share, Common Stock (the "WARRANT STOCK") at a price per share of thirty nine dollars and twenty cents ($39.20) (the "EXERCISE PRICE") (such number of shares, type of security and the Exercise Price being subject to adjustment as provided below), subject to the conditions and terms set forth below. This Warrant is fully vested, non-forfeitable, and immediately exercisable upon issuance.



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1.      METHOD OF EXERCISE

        1.1     CASH EXERCISE RIGHT

        Subject to the terms and conditions set forth herein, this Warrant may be exercised by the Holder, at any time after the date of issuance, but not later than November 8, 2002 (the "EXERCISE PERIOD"), in whole or in part, by delivering to the Company at 595 Market Street, Suite 1800, San Francisco, California 94105 (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) (a) this Warrant agreement, (b) evidence of a wire transfer to such account as the Company may designate, in the amount of the Exercise Price multiplied by the number of shares for which this Warrant is being exercised (the "PURCHASE PRICE"), and (c) the Notice of Cash Exercise attached as EXHIBIT A duly completed and executed by the Holder. Upon exercise, the Holder shall be entitled to receive from the Company a stock certificate in proper form representing the number of shares of Warrant Stock purchased.

        1.2     NET ISSUANCE RIGHT

        Subject to the terms and conditions set forth in Section 1.3 hereof, notwithstanding the payment provisions set forth above, the Holder may elect to convert this Warrant into shares of Warrant Stock by surrendering this Warrant at the office of the Company at the address set forth in Section 1.1 and delivering to the Company the Notice of Net Issuance Exercise attached as EXHIBIT B duly completed and executed by the Holder, in which case the Company shall issue to the Holder the number of shares of Warrant Stock of the Company equal to the result obtained by (a) subtracting B from A, (b) multiplying the difference by C, and (c) dividing the product by A as set forth in the following equation:

            (A - B) x C
        X = ----------- where:
                 A

                X = the number of shares of Warrant Stock issuable upon net issuance exercise pursuant to the provisions of this
                        Section 1.2.

                A = the Fair Market Value (as defined below) of one share of Warrant Stock on the date of net issuance exercise.

                B = the Exercise Price for one share of Warrant Stock under this Warrant.

                C = the number of shares of Warrant Stock as to which this Warrant is exercisable pursuant to the provisions of
                        Section 1.1.



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        If the foregoing calculation results in a negative number, then no shares of Warrant Stock shall be issued upon net issuance exercise pursuant to this Section 1.2.

        "FAIR MARKET VALUE" of a share of Warrant Stock shall mean:

        (a) if the Company's Common Stock (the "COMMON STOCK") is traded on an exchange or is quoted on the Nasdaq National Market, the average of the closing or last sale price reported for the five business days immediately preceding the date of net issuance exercise;

        (b) if the Company's Common Stock is not traded on an exchange or on the Nasdaq National Market, but is traded in the over-the-counter market, the mean of the closing bid and asked prices reported for the five market days immediately preceding the date of net issuance exercise;

        (c) if the net issuance exercise is in connection with a transaction specified in Section 4.1, the value of the consideration (determined, in the case of noncash consideration, in good faith by the Company's Board of Directors) to be received pursuant to such transaction by the holder of one share of Warrant Stock; and

        (d) if the Company is no longer traded on an exchange, the Nasdaq National Market or the over-the-counter market and the net issuance exercise is not in connection with a transaction specified in Section 4.1, the fair value as determined in good faith by the Company's Board of Directors.

        Upon net issuance exercise in accordance with this Section 1.2, the Holder shall be entitled to receive from the Company a stock certificate in proper form representing the number of shares of Warrant Stock determined in accordance with the foregoing.

2.      DELIVERY OF STOCK CERTIFICATES; NO FRACTIONAL SHARES

        2.1 Within five days after the payment of the Purchase Price following the exercise of this Warrant (in whole or in part) or after notice of net issuance exercise and compliance with Section 1.2, the Company at its expense shall issue in the name of and deliver to the Holder (a) a certificate or certificates for the number of fully paid and nonassessable shares of Warrant Stock to which the Holder shall be entitled upon such exercise, and (b) a new Warrant of like tenor to purchase up to that number of shares of Warrant Stock, if any, as to which this Warrant has not been exercised if this Warrant has not expired. The Holder shall for all purposes be deemed to have become the holder of record of such shares of Warrant Stock on the date this Warrant was exercised (the date the Holder has fully complied with the requirements of Section 1.1 or 1.2), irrespective of the date of delivery of the certificate or certificates representing the Warrant Stock; provided that, if the date such exercise is made is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such shares of Warrant Stock at the close of business on the next succeeding date on which the stock transfer books are open.



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                2.2 No fractional shares shall be issued upon the exercise of this Warrant. In lieu of fractional shares, the Company shall pay the Holder a sum in cash equal to the Fair Market Value of the fractional shares on the date of exercise.

3.      COVENANTS AS TO WARRANT STOCK

        The Company covenants that at all times during the Exercise Period there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Warrant Stock as is necessary for exercise in full of this Warrant and, from time to time, it will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Warrant Stock. All shares of Warrant Stock issued pursuant to the exercise of this Warrant will, upon their issuance, be validly issued and outstanding, fully paid and nonassessable, free and clear of all liens and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except restrictions arising under federal and state securities laws, or by agreement between the Company and the Holder or its successors.

4.      ADJUSTMENTS; TERMINATION OF WARRANT UPON CERTAIN EVENTS

        4.1     EFFECT OF REORGANIZATION

        Upon a merger, consolidation, acquisition of all or substantially all of the property or stock, liquidation or other reorganization of the Company (collectively, a "REORGANIZATION") during the Exercise Period, as a result of which the stockholders of the Company receive cash, stock or other property in exchange for their shares of stock, lawful provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant during the Exercise Period, the number of shares of securities of the successor corporation resulting from such Reorganization (and cash and other property) to which a holder of the Warrant Stock issuable upon exercise of this Warrant would have been entitled in such Reorganization if this Warrant had been exercised immediately prior to such Reorganization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Holder after the Reorganization to the end that the provisions of this Warrant (including adjustments of the Exercise Price and the number and type of securities purchasable pursuant to the terms of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares deliverable after that event upon the exercise of this Warrant.

        4.2     ADJUSTMENTS FOR STOCK SPLITS, DIVIDENDS

        If the Company shall issue any shares of the same class as the Warrant Stock as a stock dividend or subdivide the number of outstanding shares of such class into a greater number of shares, then, in either such case, the Exercise Price in effect before such dividend or subdivision shall be proportionately reduced and the number of shares of Warrant Stock at that time issuable pursuant to the exercise of this Warrant shall be proportionately increased; and, conversely, if the Company shall contract the number of outstanding shares of the same class as the Warrant Stock by combining such shares into a smaller number of shares, then



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

the Exercise Price in effect before such combination shall be proportionately increased and the number of shares of Warrant Stock at that time issuable pursuant to the exercise or conversion of this Warrant shall be proportionately decreased. Each adjustment in the number of shares of Warrant Stock issuable shall be to the nearest whole share.

5.      SECURITIES LAWS RESTRICTIONS; LEGEND ON WARRANT STOCK

        5.1 This Warrant and the securities issuable upon exercise have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and no interest in this Warrant or in the Warrant Stock may be sold, distributed, assigned, offered, pledged or otherwise transferred to other than a wholly owned subsidiary of Amazon.com, Inc. unless (a) there is an effective registration statement under such Act and applicable state securities laws covering any such transaction involving said securities, (b) the Company receives an opinion of legal counsel for the holder of the securities satisfactory to the Company stating that such transaction is exempt from registration, or (c) the Company otherwise satisfies itself that such transaction is exempt from registration.

        5.2 A legend setting forth or referring to the above restrictions shall be placed on this Warrant, any replacement and any certificate representing the Warrant Stock, and a stop transfer order shall be placed on the books of the Company and with any transfer agent until such securities may be legally sold or otherwise transferred.

6.      REGISTRATION RIGHTS

        The Company shall in good faith use commercially reasonable best efforts to add, within 90 days of the date hereof, the Holder as a party to Third Amended and Restated Investors' Rights Agreement, dated November 5, 1998, between the Company and certain investors of the Company (the "Investors' Rights Agreement"), such that the Warrant Stock shall constitute "Registrable Securities" and the Holder shall constitute an "Investor" (as such terms are defined in the Investors' Rights Agreement), provided, however, that Sections 2, 3 and 4 of the Investors' Rights Agreement shall not apply to the Holder. If after such 90 day period lapses, the Company has been unable to add the Holder as a party to the Investors' Rights Agreement, the Company shall enter into an agreement with the Holder to provide Holder with piggy-back rights as set forth in Section 1.6 of the Investors' Rights Agreement within 45 days of the expiration of such 90 day period.

7.      EXCHANGE OF WARRANT; LOST OR DAMAGED WARRANT CERTIFICATE

        Upon receipt by the Company of satisfactory evidence of the loss, theft, destruction or damage of this Warrant and either (in the case of loss, theft or destruction) reasonable indemnification or (in the case of damage) the surrender of this Warrant for cancellation, the Company will execute and deliver to the Holder, without charge, a new Warrant of like denomination.



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8.      NOTICES OF RECORD DATE, ETC.

        In the event of

        (a) any taking by the Company of a record of the holders of securities of the same class as the Warrant Stock for the purpose of determining the holders who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

        (b) any reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all the assets of the Company to, or consolidation or merger of, the Company with or into any person;

        (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

        (d) any proposed issue or grant by the Company to the holders of securities of the same class as the Warrant Stock of any shares of stock of any class or any other securities, or any right or warrant to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities; or

        (e) any other event as to which the Company is required to give notice to any holders of securities of the same class as the Warrant Stock, then and in each such event the Company will mail to the Holder a notice specifying (i) the date on which any such record is to be taken, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as to which the holders of record of securities of the same class as the Warrant Stock or securities into which the Warrant Stock is convertible shall be entitled to exchange their shares for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, (iii) the amount and character of any stock or other securities, or rights or warrants, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made, and (iv) in reasonable detail, the facts, including the proposed date, concerning any other such event. Such notice shall be delivered to the Holder at least 7 business days prior to the record date specified in the notice, unless a different date is proscribed by law.

9.      INVESTMENT INTENT

        Holder makes the investment representations and warranties set forth on Exhibit A attached hereto, which exhibit has been signed by Holder.



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10.     MISCELLANEOUS

        10.1    HOLDER AS OWNER

        The Company may deem and treat the holder of record of this Warrant as the absolute owner for all purposes regardless of any notice to the contrary.

        10.2    NO STOCKHOLDER RIGHTS

        This Warrant shall not entitle the Holder to any voting rights or any other rights as a stockholder of the Company or to any other rights except the rights stated herein; and no dividend or interest shall be payable or shall accrue in respect of this Warrant or the Warrant Stock, until this Warrant is exercised.

        10.3    NOTICES

        Unless otherwise provided, any notice under this Warrant shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon confirmation of receipt by fax by the party to be notified, (c) one business day after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed as set forth in (d), or
(d) three days after deposit with the United States Post Office, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the address indicated below, or at such other address as such party may designate by 10 days' advance written notice to the other party given in the foregoing manner.

            If to the Holder:

                  To the address last furnished
                  in writing to the Company by
                  the Holder

            If to the Company:
                  NextCard, Inc.
                  Attention: General Counsel
                  595 Market Street, Suite 1800
                  San Francisco, California 94105
                  Facsimile: 415-836-9701

        10.4    AMENDMENTS AND WAIVERS

        Any term of this Warrant may be amended only with the written consent of the Company and the Holder and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the affected waiving party. Any amendment or waiver effected in accordance with this Section 9.4 shall be binding on each future Holder and the Company.



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        10.5    GOVERNING LAW; JURISDICTION; VENUE

        This Warrant shall be governed by and construed under the laws of the State of Delaware without regard to principles of conflict of laws. The parties irrevocably consent to the jurisdiction and venue of the United States District Court for the District of Delaware in connection with any action relating to this Warrant.

        10.6    SUCCESSORS AND ASSIGNS; TRANSFER

        Neither party shall have any right or ability to assign, transfer, or sublicense any obligations or benefit under this Warrant without the written consent of the other (and any such attempt shall be void), except that (i) a party will assign and transfer this Warrant and its rights and obligations hereunder to any third party who succeeds to substantially all its business or assets and (ii) the Holder may assign to any direct or indirect wholly-owned subsidiary of the Holder, in each such case the terms and conditions of this Warrant shall inure to the benefit of and be binding on such respective successors and assigns.

        IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

                                            NEXTCARD, INC.

                                            By _________________________________
                                            Name:_______________________________
                                            Title:______________________________



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

                                                                       EXHIBIT A

                             NOTICE OF CASH EXERCISE

To:  NextCard, Inc.

        The undersigned hereby irrevocably elects to purchase ___________ shares of Common Stock of NextCard, Inc. (the "COMPANY") issuable upon the exercise of the attached Warrant and requests that certificates for such shares be issued in the name of and delivered to the address of the undersigned, at the address stated below and, if said number of shares shall not be all the shares that may be purchased pursuant to the attached Warrant, that a new Warrant evidencing the right to purchase the balance of such shares be registered in the name of, and delivered to, the undersigned at the address stated below. The undersigned agrees with and represents to the Company that said shares of the Common Stock of the Company are acquired for the account of the undersigned for investment and not with a view to, or for sale in connection with, any distribution or public offering within the meaning of the Securities Act of 1933, as amended.

        Payment enclosed in the amount of $___________.

        Company Debt canceled in the amount of $__________.

        Dated: ________________

        Name of Holder of Warrant:______________________________________________
                                                  (please print)

        Address:________________________________________________________________

        Signature:______________________________________________________________

                                                                       EXHIBIT B


                         NOTICE OF NET ISSUANCE EXERCISE

To:     NextCard, Inc.

        The undersigned hereby irrevocably elects to convert the attached Warrant into such number of shares of common stock of NextCard, Inc. (the "COMPANY") as is determined pursuant to Section 1.2 of the attached Warrant. The undersigned requests that certificates for such net issuance shares be issued in the name of and delivered to the address of the undersigned, at the address stated below. The undersigned agrees with and represents to the Company that said shares of Common Stock of the Company are acquired for the account of the undersigned for investment and not with a view to, or for sale in connection with, any distribution or public offering within the meaning of the Securities Act of 1933, as amended.

        Dated: ____________________

        Name of Holder of Warrant:______________________________________________
                                                   (please print)

        Address:________________________________________________________________

        Signature:______________________________________________________________

                                   ASSIGNMENT

        For value received the undersigned sells, assigns and transfers to the transferee named below the attached Warrant, together with all right, title and interest, and does irrevocably constitute and appoint the transfer agent of NextCard, Inc. (the "COMPANY") as the undersigned's attorney, to transfer said Warrant on the books of the Company, with full power of substitution in the premises.

        Dated: __________________________

        Name of Holder of Warrant:______________________________________________
                                                     (please print)

        Address:________________________________________________________________

        Signature:______________________________________________________________

        Name of transferee:_____________________________________________________
                                             (please print)

        Address of transferee:__________________________________________________

                                    EXHIBIT A

                           Investment Representations

        Amazon.com hereby makes the following certifications and representations with respect to the Warrant.

        1. We acknowledge and agree that we will be bound by, and benefit from, all of the terms and conditions of the Warrant.

        2. We are an "accredited investor," as that term is defined in Regulation D of the Securities Act of 1933, as amended (the "Securities Act");

        3. We have acquired the Warrant (and would, upon exercise acquire the Warrant Stock) solely for our own account for investment purposes and not with a view to or for the public resale or distribution (within the meaning of the Securities Act) of the Warrant or Warrant Stock or any part thereof.

        4. We understand that the Warrant and the Warrant Stock have not been registered under the Securities Act, on the basis that no distribution or public offering of the Warrant or Warrant Stock is to be effected. We realize that the basis for the exemption may not be present if, notwithstanding my representations, we have a present intention of selling, granting a participation in, or otherwise disposing of the same. We have no such intention.

        5. We recognize that the Warrant and the Warrant Stock are "restricted securities" as such term is defined in Rule 144 promulgated under the Securities Act ("Rule 144"), and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. We recognize that the Company has no obligation to comply with any exemption from such registration.

        6. We are aware that the Warrant or the Warrant Stock may not be sold pursuant to Rule 144 unless certain condition are met.

        7. We acknowledge that we have had ample opportunity to review and analyze all public information, including financial statements, pertaining to the Company's business.



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        8. We understand and agree that all certificates evidencing the Warrant
Stock may bear the following legend:

            "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN TAKEN BY THE ISSUEE FOR INVESTMENT PURPOSES. SAID SHARES MAY NOT BE SOLD OR TRANSFERRED UNLESS (A) THEY HAVE BEEN REGISTERED UNDER SAID ACT, OR
            (B) THE TRANSFER AGENT (OR THE COMPANY IF THEN ACTING AS ITS OWN TRANSFER AGENT) IS PRESENTED WITH EITHER A WRITTEN OPTION OF COUNSEL SATISFACTORY TO THE COMPANY OR A "NO-ACTION" OR INTERPRETIVE LETTER FROM THE S.E.C. TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE CIRCUMSTANCES OF SUCH SALE OR TRANSFER."

        By:____________________________

        Name:__________________________

        Its: __________________________



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